UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2011

ZOLL MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	000-20225	04-2711626
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

269 Mill Road, Chelmsford, MA 01824
(Address of principal executive offices) (Zip Code)

(978) 421-9655
Registrant’s telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

          On November 16, 2011, ZOLL Medical Corporation (the “Company”) furnished a Current Report on Form 8-K (the “Original 8-K”) to the Securities and Exchange Commission to provide a copy of its press release (the “Original Press Release”) announcing its financial and operational results for the fiscal quarter and year ended October 2, 2011.  The Company inadvertently reported certain incorrect customer and geographic revenue information in the text of the Original Press Release.  As a result, the Company has issued a new press release reflecting corrections to such customer and geographic revenue information (the “Corrected Press Release”).  No changes have been made in the Corrected Press Release to the condensed financial statements set forth in the Original Press Release because such condensed financial statements were accurately presented.  The Company is filing this Current Report on Form 8-K/A to furnish the Corrected Press Release.  No other changes are being made to the Original 8-K.

This Current Report on Form 8-K/A may contain forward-looking statements within the meaning of the federal securities laws. Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of ZOLL Medical Corporation (the “Company”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements. Additional information concerning these risks and uncertainties are contained in the Company’s press release filed as Exhibit 99.1 and in the section entitled “Risk Factors” of the Company’s Annual Report on Form 10-K filed on December 17, 2010, and in the Company’s other public filings. The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 2.02 Results of Operations and Financial Condition.

On November 17, 2011, ZOLL Medical Corporation (“ZOLL”) issued a Corrected Press Release announcing its financial and operational results for the fiscal quarter and year ended October 2, 2011. A copy of the Corrected Press Release is furnished herewith as Exhibit 99.1 to this report.

The information in this report, including the Exhibit attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Title

99.1	Corrected Press Release issued by ZOLL Medical Corporation on November 17, 2011, announcing its financial and operational results for the fiscal quarter and year ended October 2, 2011, furnished herewith.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZOLL MEDICAL CORPORATION

Date:	November 17, 2011	By:	/s/ Richard A. Packer
Richard A. Packer
Chief Executive Officer